TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Agreement”) dated as of May 31, 2012, is made by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), and Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s” and together with Group, each individually, a “Grantor”, and collectively, the “Grantors”), and Salus Capital Partners, LLC (“Secured Party”).

WITNESSETH

WHEREAS, reference is made to that certain Credit and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Grantors, as Borrowers and Secured Party, as Lender; and

WHEREAS, pursuant to the terms of the Credit Agreement, each of the Grantors has granted to Secured Party a security interest in all of its assets, including all right, title and interest of such Grantor in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by such Grantor’s Trademarks, and all products and proceeds thereof, to secure payment and performance of the Obligations; and

WHEREAS, Secured Party has required that the Grantors execute this Agreement to evidence the security interest granted to Secured Party in any Trademarks and for recording with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given them in the Credit Agreement. In addition, the following terms have the meanings set forth below:

“Trademarks” means all of Grantors’ right, title and interest in and to: trademarks, service marks, certification marks, collective marks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, now or hereafter in force, and, with respect to any and all of the foregoing: (i) all registrations and recordation thereof and all applications in connection therewith including, but not limited to, the registrations and applications referred to in Schedule A attached hereto (as such exhibit may be amended or supplemented from time to time), (ii) all renewals and extensions thereof, (iii) the goodwill of the business associated therewith and symbolized thereby, (iv) all rights corresponding to any of the foregoing throughout the world, (v) all rights to sue at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, including, without limitation, the right to receive all proceeds of suit and damage awards therefore, and (vi) all payments, income, and royalties and rights to payments, income, and royalties arising out of the sale, lease, license assignment or other disposition thereof.

“Event of Default” means an Event of Default, as defined in the Credit Agreement or any other loan agreement or security agreement now in existence or hereafter entered into by the Grantors.

2.            Security Interest. In order to secure the Obligations, each Grantor hereby confirms and acknowledges that it has granted and created (and, to the extent not previously granted under the Credit Agreement, does hereby irrevocably grant and create) a security interest, with power of sale to the extent permitted by law, in the Trademarks. This security interest is in any and all rights that may exist or hereafter arise under any trademark law now or hereinafter in effect in the United States of America or in any other country.

3.            Representations and Warranties. Each Grantor represents and warrants that the it owns each of the Trademarks listed on Schedule A attached hereto, free and clear of any Lien other than Permitted Liens, and (b) the Trademarks listed on Schedule A attached hereto include all Trademarks owned or controlled by such Grantor as of the effective date hereof.

4.            Administration of Trademarks. So long as no Event of Default shall have occurred and be continuing, the Grantors may control and manage the Trademarks, including the right to receive and use the income, revenue, profits, and royalties that arise from the use of the Trademarks and any licenses thereunder, in the same manner and to the same extent as if this Agreement had not been entered into. Each Grantor shall give Secured Party prompt notice of any change in the status of said Trademarks or such Grantor’s rights thereunder.

5.            Protection of Trademarks. Each Grantor covenants that it will at its own expense protect, defend and maintain the Trademarks to the extent reasonably advisable in its business as determined by such Grantor in its sole discretion, provided that if such Grantor fails to do so, Secured Party may (but shall have no obligation to) do so in such Grantor’s name or in Secured Party’s name, but at such Grantor’s expense, and such Grantor shall reimburse Secured Party in full for all expenses, including reasonable attorney’s fees incurred by Secured Party in protecting, defending and maintaining the Trademarks.

6.            Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, Secured Party may, at its option, exercise any one or more of the following remedies: (a) exercise all rights and remedies available under the UCC, or under any applicable law; (b) sell, assign, transfer, pledge, encumber or otherwise dispose of any Trademark; (c) enforce any Trademark, and any licenses thereunder; and (d) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Trademarks, against any Grantor or against any other person or property. If Secured Party shall exercise any remedy under this Agreement, the Grantors shall, at the reasonable request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid thereof. For the purposes of this Section 6, upon the occurrence of an Event of Default and during the continuation thereof, each Grantor appoints Secured Party as its attorney with the right, but not the duty, to endorse such Grantor’s name on all applications, documents, papers and instruments necessary for Secured Party to (i) act in its own name or enforce or use the Trademarks, (ii) grant or issue any exclusive or non-exclusive licenses under the Trademarks to any third party, and/or (iii) sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of any Trademark. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done pursuant to the powers granted in this Section 6. This power of attorney shall be irrevocable until the termination of the Credit Agreement and satisfaction of the Obligations. The Grantors shall reimburse Secured Party for all reasonable attorney’s fees and expenses of all types incurred by Secured Party, or its counsel, in connection with the exercise of the rights of Secured Party under this Agreement.

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7.          Incorporation of Credit Agreement. Except as expressly set forth herein, the rights and obligations of the Grantors and Secured Party with respect to the Trademarks shall in all respects be governed by the Credit Agreement, the terms of which are incorporated as fully as if set forth at length herein.

8.          Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute but one and the same agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have executed this Trademark Security Agreement as of the date written above.

GRANTORS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

[Signature Page to Trademark Security Agreement]

SECURED PARTY:

SALUS CAPITAL PARTNERS, LLC

By:	s/ Kyle C. Shonak
Kyle C. Shonak
Senior Vice President

[Signature Page to Trademark Security Agreement]

SCHEDULE A

Trademarks and Trademark Applications

Mark	SN or Reg. No.	Filed or Issued Date	Owner
FREDERICK’S	Reg. No. (CA) 4368 Renewal No. 7565	Issued 4/30/1976	Frederick's of Hollywood
BOUDOIR CAFÉ	SN 85/299,302	Filed 4/19/2011	Frederick's of Hollywood
CORSETINI	SN 85/029,166	Filed 5/3/2010	Frederick's of Hollywood
F (Stylized)	Reg. No. 3,532,435	Issued 11/11/2008	Frederick's of Hollywood
F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	Frederick's of Hollywood
FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	Frederick's of Hollywood

FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977	Frederick's of Hollywood
FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	Frederick's of Hollywood
FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	Frederick's of Hollywood
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	Frederick's of Hollywood
FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 3,405,857	Issued 4/1/2008	Frederick's of Hollywood
FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	Frederick's of Hollywood
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	Frederick's of Hollywood
FREDERICKS. COM	Reg. No. 2,403,596	Issued 11/14/2000	Frederick's of Hollywood
GET CHEEKY & Design	Reg. No. 3,416,487	Issued 4/29/2008	Frederick's of Hollywood

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HOLLYWOOD ICON BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,935,638	Issued 3/22/2011	Frederick's of Hollywood
PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,456,537	Issued 7/1/2008	Frederick's of Hollywood
REAL SHAPES	Reg. No. 1,585,795	Issued 3/6/1990	Frederick's of Hollywood Group Inc.
SEDUCTION BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,858,916	Issued 10/12/2010	Frederick's of Hollywood
THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/2006	Frederick's of Hollywood
THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/2006	Frederick's of Hollywood

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